EXHIBIT 10.6

            FORM OF SERIES F PREFERRED STOCK SUBSCRIPTION DOCUMENTS.


                   OFFSHORE SECURITIES SUBSCRIPTION AGREEMENT
                        FOR CONVERTIBLE PREFERRED SHARES

         THE SECURITIES OFFERED HEREBY HAVE NOT BEEN AND WILL NOT BE REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED, AND THE RULES AND REGULATIONS PROMULGATED THEREUNDER (THE "1933 ACT"), AND MAY NOT BE OFFERED OR SOLD WITHIN THE UNITED STATES (AS DEFINED IN REGULATION S OF THE 1933 ACT) OR TO, OR FOR THE ACCOUNT OR BENEFIT OF, U.S. PERSONS (AS DEFINED IN REGULATION S OF THE 1933 ACT) EXCEPT PURSUANT TO REGISTRATION UNDER OR AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE 1933 ACT.

         This Offshore Securities Subscription Agreement ("Agreement") is executed in reliance upon the transaction exemption afforded by Regulation S ("Regulation S") as promulgated by the Securities and Exchange Commission ("SEC") under the Securities Act of 1933, as amended ("1933 ACT").

         This Agreement has been executed by the undersigned in connection with the offshore offering pursuant to Regulation S of an amount not exceeding $750,000 of the 1998 Series F Convertible Preferred Stock (the "Shares") of

                        IMAGING DIAGNOSTICS SYSTEMS, INC

Electronic Bulletin Board Symbol "IMDS" a corporation organized under the laws of Florida, United States of America (the "Issuer" or "Company").
The Undersigned Purchaser:

NAME:_____________________________________

ADDRESS:__________________________________

__________________________________________

__________________________________________

, a non "U.S. person" (the "Purchaser") hereby represents and warrants to, and agrees with, Issuer as follows:

1.       The Offering.

         a. The undersigned hereby subscribes for ___________ Convertible Preferred Shares (the "Shares"), at the aggregate subscription price of U.S.$10,000 per share, payable in United States Dollars, for a total consideration of $___________Dollars (the "Subscription Proceeds"). The Shares shall pay an 6% cumulative dividend payable in common stock at the time of each conversion. The Shares are subject to a mandatory, 24 month conversion feature at the end of which all Shares outstanding will be automatically converted ("Mandatory Conversion") based upon the conversion formula set forth in Section 7.d.

         b. Form of Payment. Purchaser shall pay the total Subscription Proceeds hereunder by delivering good funds by wire transfer in United States Dollars into the escrow account as follows:

                                    First Union Bank of Connecticut
                                    Stamford Executive Office
                                    300 Main Street, P.O. Box 700
                                    Stamford, CT  06904-0700
         ABA #                      021101108
         Swift #                    FUNBUS33
         Account:                   20000-2072298-4
         Account Name:              Joseph B. LaRocco, Esquire - Trustee Account
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2.       Subscriber Representations; Access to Information; Independent
         Investigation.

         a. Offshore Transaction. Purchaser represents and warrants to Issuer as follows:

         (i) Neither the Purchaser nor any person or entity for whom the Purchaser is acting as fiduciary is a U.S. person. A U.S. person means any one of the following:

                  (1) any natural person resident in the United States of America;

                  (2) any partnership or corporation organized or incorporated under the laws of the United States;

                  (3) any estate of which any executor or administrator is a U.S. person;

                  (4)      any trust of which any trustee is a U.S. person;

                  (5) any agency or branch of a foreign entity located in the United States;

                  (6) any non-discretionary account or similar account (other than an estate or trust) held by a dealer or other fiduciary for the benefit or account of a U.S. person;

                  (7)      any discretionary account or similar account
                           (other than an estate or trust) held by a dealer or other fiduciary organized, incorporated, or (if an individual) resident in the Untied States; and

                  (8)      any partnership or corporation if:

                           (A) organized or incorporated under the laws of any foreign jurisdiction; and

                           (B) formed by a U.S. person, principally for the purpose of investing in securities not registered under the Securities Act, unless it is organized or incorporated, and owned, by accredited investors (as defined in Rule 501(a) under the Securities Act) who are not natural persons, estates or trusts.

         (ii) At the time the buy order was originated, Purchaser was outside the United States and is outside the United States as of the date of the execution and delivery of this Agreement. No offer to purchase the Shares to Purchaser was made to a person in the United States.

         (iii) Purchaser is purchasing the Shares for its own account or for the account of beneficiaries for whom the Purchaser has full investment discretion with respect to the Shares and whom the Purchaser has full authority to bind so that each such beneficiary is bound hereby as if such beneficiary were a direct purchaser hereunder and all representations, warranties and agreements herein were made directly by such beneficiary. Purchaser is not purchasing the Shares on behalf of any U.S. person and the sale has not been prearranged with a purchaser in the United States.

         (iv) Purchaser represents and warrants and hereby agrees that all offers and sales of the Shares by it or by persons acting on its behalf shall only be made (A) in compliance with the safe harbor contained in Regulation S; (B) pursuant to registration of Shares under the Securities Act; or (C) pursuant to an exemption from registration.

         (v) Purchaser understands and acknowledges that the Shares have not been registered under the 1933 Act and may not be offered or sold in the United States or to U.S. persons or for the account or benefit of a U.S. person (other than distributors as defined in Regulation S) unless the Shares are registered under the Securities Act or an exemption from the registration requirements is available.

         (vi) Purchaser acknowledges that the purchase of the Shares involves a high degree of risk and further acknowledges that it can bear the economic risk of the purchase of the Shares, including the total loss of its investment. Purchaser acknowledges that it has obtained the advice of competent legal counsel in its domicile


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         jurisdiction that Purchaser is qualified under the laws of its domicile to purchase the securities offered hereunder and that the offer and sale of said securities will not violate the laws of its domicile jurisdiction.

         (vii) Purchaser understands that the Shares are being offered and sold to it in reliance on the rules promulgated under Regulation S and that the Issuer is relying upon the truth and accuracy of the representations, warranties, agreements, acknowledgments and understandings of Purchaser set forth herein in order to determine the applicability of such rules and the legality of Purchaser to acquire the Shares.

         (viii) Purchaser is sufficiently experienced in financial and business matters to be capable of evaluating the merits and risks of its investments, and to make an informed decision relating thereto.

         (ix) In evaluating its investment, Purchaser has consulted with its own investment and/or legal and/or tax advisors.

         (x) Purchaser understands that in the view of the SEC the statutory basis for the exemption claimed for this transaction would not be present if the offering of Shares, although in technical compliance with Regulation S, is part of a plan or scheme to evade the registration provision of the Securities Act. Purchaser is acquiring the Shares for investment purposes and has no present intention to sell the Shares in the United States, to a U.S. person or for the account or benefit of a U.S. person. Purchaser hereby confirms that the purpose of including the Purchaser Representation Letter (see Exhibit B attached hereto) to facilitate the transfer of the certificates representing the Shares into street name, is to enable Purchaser to comply with the requirements of certain offshore portfolio management regulations and the security requirements of offshore lenders for margin loans.

         (xi) Purchaser is neither an underwriter of, nor a dealer in, the Shares. Purchaser is not participating, pursuant to a contractual agreement, in the distribution of the Shares.

         (xii) Purchaser represents and warrants that neither it nor any of its affiliates will directly or indirectly maintain any short position in Shares, Common Stock or any other securities of the Issuer so long as any of the Shares have not been converted into Common Stock; (xiii) Purchaser represents and warrants that it is an "accredited investor" as that term is defined in Regulation D.

         (xiv) The undersigned is not subscribing for the Shares as a result of, or pursuant to, any advertisement, article, notice or other communication published in any newspaper, magazine or similar media or broadcast over television or radio or presented at any seminar or meeting.

         (xv) The Purchaser is purchasing the Shares for its own account for investment, and not with a view toward the resale or distribution thereof. Purchaser is neither an underwriter of, nor a dealer in, the Shares or the Common Stock issuable upon conversion thereof and is not participating in the distribution or resale of the Shares or the Common Stock issuable upon conversion or exercise thereof.

                           If Purchaser is purchasing the Shares subscribed for hereby in representative or fiduciary capacity, the representations and warranties in this Offshore Securities Subscription Agreement shall be deemed to have been made on behalf of the person or persons for whom Purchaser is so purchasing.
                           The foregoing representations and warranties are true and accurate as of the date hereof, shall be true and accurate as of the date of the acceptance by the Issuer of Purchaser's subscription, and shall survive thereafter. If Purchaser has knowledge, prior to the acceptance of its Offshore Securities Subscription Agreement by the Issuer, that any such representations and warranties shall not be true and accurate in any respect, the Purchaser, prior to such acceptance, will give written notice of such fact to the Issuer specifying which representations and warranties are not true and accurate and the reasons therefor.

         b. Current Public Information. Purchaser acknowledges that Purchaser has acquired and carefully reviewed the Issuer's annual report on Form 10-KSB for its fiscal year ended June 30, 1997, and its quarterly reports on Form 10-QSB filed for the quarters ended September 30, 1997, and December 31, 1997, the proxy statement September 7, 1997 and Forms 8-K filed since June 1997 (together, the "SEC Reports"). Except as set forth in this Agreement and the SEC Reports, no representations or warranties have been made to Purchaser by the Issuer or any agent, employee or affiliate of the Issuer, and in entering into this transaction Purchaser is not relying upon any information, other than that provided pursuant to this Agreement and the SEC Reports and the results of independent investigation by Purchaser.

         c. Independent Investigation; Access. Purchaser acknowledges that Purchaser, in making the decision to purchase the Shares subscribed for, has relied upon independent investigations made by it and its Purchaser representative, if any, and Purchaser and such representatives, if any, have, prior to any sale to Purchaser, had an opportunity to ask questions of, and to receive answers from Issuer or any person acting on its behalf concerning the terms and conditions of this offering. Purchaser and its advisors, if any, have been furnished with access to all publicly available materials relating to the business, finances and operations of the Issuer and materials relating to the offer and sale of the Shares which have been requested. Purchaser and its advisors, if any, have received complete and satisfactory answers to any such inquiries.

         d. No Government Recommendations or Approval. Purchaser understands that no federal or state agency has made or will make any finding or determination relating to the fairness for public investment in the Shares, or has passed or made, or will pass on or make, any recommendation or endorsement of the Shares.

         e. Entity Purchases. If Purchaser is a partnership, corporation or trust, the person executing this Agreement on its behalf represents and warrants that:

         (i) He or she has made due inquiry to determine the truthfulness of the representations and warranties made pursuant to this Agreement;

         (ii) He or she is duly authorized (if the undersigned is a trust, by the trust agreement) to make this investment and to enter into and execute this Agreement on behalf of such entity.

         (f) Limits on Amount of Conversion and Ownership. Other than the Mandatory Conversion provisions contained in this Agreement, in no event shall the Purchaser be entitled to convert that amount of Shares in excess of that amount upon conversion of which the sum of (1) the number of shares of Common Stock beneficially owned by the Purchaser and its affiliates (other than shares of Common Stock which may be deemed beneficially owned through the ownership of the unconverted portion of the Shares), and (2) the number of shares of Common Stock issuable upon the conversion of the Shares with respect to which the determination of this proviso is being made, would result in beneficial ownership by the Purchaser and its affiliates of more than 4.9% of the outstanding shares of Common Stock of the Company. For purposes of this provision to the immediately preceding sentence, beneficial ownership shall be determined in accordance with Section 13 (d) of the Securities Exchange Act of 1934, as amended, and Regulation 13 D-G thereunder, except as otherwise provided in clause (1) of such provision.

3.       Issuer Representations.

         Issuer represents and warrants to the Purchaser as follows:

         a. Reporting Company Status. Seller is a "Reporting Issuer" as defined by Rule 902 of Regulation S. Seller has registered its Common Stock, no par value per share (the "Common Stock"), pursuant to the Securities Exchange Act of 1933, as amended (the "Exchange Act"), and the Common Stock is listed and trades on the Electronic Bulletin Board. Seller has filed all material required to be filed pursuant to all reporting obligations under Section 15(d) of the Exchange Act for a period of at least twelve (12) months immediately preceding the offer or sale of the Securities (or for such shorter period that Seller has been required to file such material).

         b. Offshore Transaction. Issuer has not offered Convertible Preferred Shares to any person in the United States or to any U.S. person or for the account or benefit of any U.S. person. At the time the buy order was originated, Issuer and/or its agent reasonably believed that Purchaser was outside of the United States and was not a U.S. Person. Issuer and/or its agent reasonably believe that the transaction has not been prearranged with a Purchaser in the United States.

                           (i) At the time the buy order was originated, Seller
                  and/or its agents reasonable believe the Purchaser was outside of the United States and was not a U.S. person, based on the representations of Purchaser.

                           (ii) Seller and/or its agents reasonably believe that
                  the transaction has not been pre-arranged with a buyer in the United States, based on the representations of Purchaser.

                           (iii) No offer to buy or sell the Securities was or
                  will be made by Seller to any person in the United States.

                           (iv) The sale of the Securities by Seller pursuant to
                  this Agreement will be made in accordance with the provisions and requirements of Regulation S provided that the representations and warranties of Purchaser in Section 2(a) hereof are true and correct.

                           (v) The transactions contemplated by this Agreement
                  (a) have not been and will not be pre-arranged by Seller with a purchaser located in the United States or a purchaser which is a U.S. Person, and (b) are not and will not be part of a plan or scheme by Seller to evade the registration provisions of the 1933 Act.

         c. No Directed Selling Efforts. In regard to this transaction, Issuer, has not conducted any "directed selling efforts" as that term is defined in Rule 902 of Regulation S nor has Issuer conducted any general solicitation relating to the offer and sale of Convertible Preferred Shares to U.S. persons residing within the United States or elsewhere.

         d. Shares. The Shares and shares of Common Stock issuable upon conversion of the Shares, when issued and delivered will be duly and validly authorized and issued, fully paid and non-assessable and will not subject the holders thereof to any liability by reason of being such holders. The stock certificates representing Common Stock issued upon conversion of the Shares shall be unlegended and there shall be no stop transfer instructions issued in relation to such common stock.

         e. Authority to Enter Agreement. This Agreement and the transaction contemplated thereunder, when acknowledged by the signature of an officer of the Issuer, has been duly authorized, validly executed and delivered on behalf of the Issuer and is a valid and binding agreement of the Issuer in accordance with its terms.

         f. Non-contravention. The execution and delivery of this Agreement, the consummation of the issuance of the Shares and the transactions contemplated hereunder do not and will not conflict with or result in a breach by the Issuer of any of the terms or provisions of, or constitute a default under, the certificate of incorporation or by-laws of the Issuer (or any equivalent documents thereto) or any indenture, mortgage, deed of trust, or other material agreement or instrument to which the Issuer is a party or by which it or any of its properties or assets are bound, or any existing applicable law, rule, or regulation or any applicable decrees, judgment, or order of any court, federal or state regulatory body, administrative agency or other governmental body having jurisdictions over the Issuer or any of its properties or assets.

         g. Prior Shares Issued Under Regulation S or Regulation D. In the past twelve months the Company raised $ 2,600,000 in Regulation S offerings of which $500,000 has not yet been converted. The Company has raised $ -0- in Regulation D offerings in the past twelve months of which $ -0-has not yet been converted.

         h. Current Authorized Shares. As of February 19, 1998, there were 48,000,000 authorized shares of Common Stock of which approximately 27,798,304 shares of Common Stock were deemed issued and outstanding on a fully diluted basis.

         i. Securities Law Compliance. Based upon the representations and warranties of the Purchaser in Section 2 and of all other Purchasers executing similar agreements in connection with this offering, with respect to the Company's actions, to the best of the Company's knowledge, (i) the offer and the sale of Shares has been made so as to conform in all respects with the requirements of Regulation S and with the requirements of all other published rules and regulations of the SEC currently in effect relating to offerings to non-residents of the United States of the type contemplated herein; and (ii) neither the offer, sale or delivery of the Shares under the terms of this Agreement will violate Section 5 of the Securities Act, as presently in effect.

         j. Filings. Issuer undertakes and agrees pursuant to the sale of its securities under Regulation S to make all necessary filings in connection with the sale of its securities as required by the laws and regulations of the United States, including, Form 8-K and mandatory NASDAQ notification, if any. Issuer further agrees, with respect to the filing of Form 8-K, that it will only identify Purchaser as an "accredited investor" as that term is defined in Regulation D and will not disclose Purchaser's name in Form 8-K or otherwise unless such disclosure is required by law.

         k. Use of Proceeds. Issuer represents that the net proceeds of this offering will be used for working capital.

         l. Concerning the Securities.The issuance, sale and delivery of the Shares have been duly authorized by all required corporate action on the part of Issuer, and when issued, sold and delivered in accordance with the terms hereof and thereof for the consideration expressed herein and therein, will be duly and validly issued, fully paid and non-assessable. A sufficient number of shares of Common Stock upon conversion of the Shares has been duly and validly reserved for issuance and upon issuance in accordance with the terms of the Shares, shall be duly and validly issued, fully paid, and non-assessable and will not subject the holders thereof, if such persons are non-U.S. persons, to personal liability by reason of being such holders. There are no pre-emptive rights of any shareholder of Issuer.

         m. Distributor. Each distributor participating in the offering of the Shares, if any, has agreed in writing, a copy of which has been delivered to Issuer with this Agreement, that all offers and sales of the Shares prior to the expiration of a period commencing on the date of the Closing of the last purchase and sale of the Convertible Preferred Shares offered by the Issuer and ending 40 days thereafter (the "Restricted Period") shall only be made (A) in compliance with the safe harbor contained in Regulation S; (B) pursuant to registration of Shares under the Securities Act; or (C) pursuant to an exemption from registration.

         n. SEC Reports. The SEC Reports are all the documents (other than preliminary materials) that Issuer has been required to file with the SEC from December 31, 1996, to the date hereof. As of their respective dates, none of the SEC Reports contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading, and no material event has occurred since the filing of Issuer's SEC Report on Form 10-KSBA for the year ended December 31, 1996, which could make any of the disclosures contained therein misleading. The financial statements of Issuer included in the SEC Reports have been prepared in accordance with generally accepted accounting principles applied on a consistent basis during the periods involved (except as may be indicated in the notes thereto or, in the case of unaudited financial statements, only to normal recurring year-end audit adjustments) and present fairly the consolidated financial position of Issuer and its consolidated subsidiaries as at the dates thereof and the consolidated results of their operations and changes in financial position for the periods then ended.

         o. Information Supplied. The information supplied by Issuer to Purchaser in connection with the offering of the Shares does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements, in the light of the circumstances in which they were made, not misleading.

         p. Threatened or Pending Litigation. The Company is not aware of any material threatened or pending litigation or investigation or other proceeding other than those matters disclosed in its SEC Reports.

         q. True Statements. Neither this Agreement nor any of the SEC Reports contains any untrue statement of a material fact or omits to state any material fact necessary in order to make the statements contained herein or therein not misleading in light of the circumstances under which such statements are made. There exists no fact or circumstances which, to the knowledge of the Company, materially and adversely affects the business, properties, assets, or conditions, financial or otherwise, of the Company, which has not been set forth in this Agreement or disclosed in such documents.

         r. Delivery Instructions. On the Closing Date the Shares being purchased hereunder shall be delivered to Joseph B. LaRocco, Esq. as Escrow Agent, who will simultaneously wire to the Company the funds being held in escrow, less placement fees, at which time the Escrow Agent shall then have the Shares delivered to the Purchaser, per the Purchaser's instructions.

         s. Non-contravention. The execution and delivery of this Agreement by the Company, the issuance of the Shares, and the consummation by the Company of the other transactions contemplated by this Agreement, and the Preferred Stock do not and will not conflict with or result in a breach by the Company of any of the terms or provisions of, or constitute a default under, the (i) certificate of incorporation or by-laws of the Company, (ii) any indenture, mortgage, deed of trust, or other material agreement or instrument to which the Company is a party or by which it or any of its properties or assets are bound, (iii) any material existing applicable law, rule, or regulation or any applicable decree, judgment, or (iv) order of any court, United States federal or state regulatory body, administrative agency, or other governmental body having jurisdiction over the Company or any of its properties or assets, except such conflict, breach or default which would not have a material adverse effect on the transactions contemplated herein.

         t. No Default. Except as set forth in the Company's SEC Reports the Company is not in default in the performance or observance of any material obligation, agreement, covenant or condition contained in any indenture, mortgage, deed of trust or other material instrument or agreement to which it is a party or by which it or its property is bound, and neither the execution of, nor the delivery by the Company of, nor the performance by the Company of its obligations under, this Agreement or the Preferred Stock, other than the conversion provision thereof, will conflict with or result in the breach or violation of any of the terms or provisions of, or constitute a default or result in the creation or imposition of any lien or charge on any assets or properties of the Company under, (i) any material indenture, mortgage, deed of trust or other material agreement applicable to the Company or instrument to which the Company is a party or by which it is bound,
         (ii) any statute applicable to the Company or its property, (iii) the Certificate of Incorporation or By-Laws of the Company, (iv) any decree , judgment, order, rule or regulation of any court or governmental agency or body having jurisdiction over the Company regulation of any court or governmental agency or body having jurisdiction over the Company or its properties, or (v) the Company's listing agreement for its Common Stock.

4.       Restricted Period; Conversion.

         Rule 903 (c) under Regulation S restricts Purchaser from offering and selling the Shares, or the Common Stock into which the Shares are convertible, to U.S. persons or for the account or benefit of a U.S. person during the forty
(40) day Restricted Period.

5.       Reliance on Representations.

         Purchaser understands that the offer and sale of the Shares is not being registered under the Securities Act. Issuer is relying on the rules governing offers and sales made outside the United States pursuant to Regulation
S. Rules 901 through 903 of Regulation S govern this transaction.

6.       Transfer Agent Instructions.

                  a. Legends on Certificate. Purchaser may transfer the Shares to persons other than U.S. persons in accordance with Regulation S prior to the expiration of the 40 day restricted period. Accordingly, Purchaser acknowledges that the Company will instruct its transfer agent to place a stop transfer order with respect to certificates representing the Shares and that such certificates will bear the following legend:

                  "The shares represented by this certificate have been issued pursuant to Regulation S promulgated under the Securities Act of 1933, as amended ("Act"), and have not been registered under the Act. These shares may not be offered or sold within the United States or to or for the account of a "U.S. Person" (as that term is defined in Regulation S) until after May 15, 1998. The terms of conversion are subject to a Subscription Agreement that was entered into with the Company.

                  b. Purchaser Representation Letter. Issuer agrees to accept a Purchaser's Representation Letter from the Purchaser in the form of Exhibit "B" attached, as sole and sufficient evidence that the Purchaser has complied with applicable securities laws and upon receipt of such a letter shall promptly transfer, or instruct the transfer agent, for the Convertible Preferred Shares, if any, to transfer the Shares into "Street Name", if so requested by Purchaser, as expeditiously as practical after receipt of the certificates and the Purchaser Representation Letter.

                  c. Transfer Agent Instructions. Issuer shall issue, or instruct the transfer agent for the Shares, if any, to issue one or more share certificates representing Shares, in the names of qualified purchasers to be specified prior to Closing. All of the Shares so issued will be issued pursuant to Regulation S. Issuer warrants further that the Shares shall be freely transferable on the books and records of Issuer subject to compliance with Regulation S and other applicable securities laws and the terms of this Agreement.

7.       TERMS OF CONVERSION.

                  a. Shares. Upon the Company's receipt of a facsimile or original of Purchaser's signed Notice of Conversion, and the original Preferred Share Certificates the Company shall instruct its transfer agent to issue one or more Certificates representing that number of shares of Common Stock into which the Shares are convertible in accordance with the provisions regarding conversion set forth in Exhibit A hereto. The Seller's transfer agent or attorney shall act as Registrar and shall maintain an appropriate ledger containing the necessary information with respect to each Share.

                  b. Conversion Date. Such conversion shall be effectuated by surrendering to the Company, or its attorney, the Shares to be converted together with a facsimile or original of the signed Notice of Conversion which evidences Purchaser's intention to convert those Shares indicated. The date on which the Notice of Conversion is effective ("Conversion Date") shall be deemed to be the date on which the Purchaser has delivered to the Company a facsimile or original of the signed Notice of Conversion and the original Shares to be converted. The Company shall deliver to the Purchaser, or per the Purchaser's instructions, the shares of Common Stock, without restrictive legend within 5 business days of the Conversion Date.

                  c. Common Stock to be Issued Without Restrictive Legend. Upon the conversion of any Shares and upon receipt by the Company or its attorney of a facsimile or original of Purchaser's signed Notice of Conversion (See Exhibit
A), Seller shall instruct Seller's transfer agent to issue Stock Certificates without restrictive legends in the name of Purchaser (or its nominee) and in such denominations to be specified at conversion representing the number of shares of Common Stock issuable upon such conversion, as applicable. Seller warrants that no instructions, other than these instructions, have been given or will be given to the transfer agent and that the Common Stock shall otherwise be freely transferable on the books and records of Seller.

                  d. Conversion Rate. Except as provided in subsection 2f, Purchaser is entitled to convert, at anytime after May 15, 1998, the entire face amount of the Shares, plus accrued interest, at seventy percent (70%) of the 5 day average closing bid price, as reported by Bloomberg, LP for the 5 trading days immediately preceding the applicable Conversion Date (the "Conversion Price"). No fractional shares or scrip representing fractions of shares will be issued on conversion, but the number of shares issuable shall be rounded up or down, as the case may be, to the nearest whole share. The Shares are subject to a mandatory, 24 month conversion feature at the end of which all Shares outstanding will be automatically converted, upon the terms set forth in this section ("Mandatory Conversion Date").

                  e. Nothing contained in this Subscription Agreement shall be deemed to establish or require the payment of interest to the Purchaser at a rate in excess of the maximum rate permitted by governing law. In the event that the rate of interest required to be paid exceeds the maximum rate permitted by governing law, the rate of interest required to be paid thereunder shall be automatically reduced to the maximum rate permitted under the governing law and such excess shall be returned with reasonable promptness by the Purchaser to the Company.

                  f. It shall be the Company's responsibility to take all necessary actions and to bear all such costs to issue the Certificate of Common Stock as provided herein, including the responsibility and cost for delivery of an opinion letter to the transfer agent, if so required. The person in whose name the certificate of Common Stock is to be registered shall be treated as a shareholder of record on and after the conversion date. Upon surrender of any Shares that are to be converted in part, the Company shall issue to the Purchaser new Shares equal to the unconverted amount, if so requested by Purchaser.

                  g. In the event the Common Stock is not delivered per the written instructions of the Purchaser, within 5 (five) business days after the Conversion Date, then in such event the Company shall pay to Purchaser one percent (1%) in cash, of the dollar value of the Shares being converted per each day after the fifth business day following the Conversion Date that the Common Stock is not delivered.
         The Company acknowledges that its failure to deliver the Common Stock within 5 business days after the Conversion Date will cause the Purchaser to suffer damages in an amount that will be difficult to ascertain. Accordingly, the parties agree that it is appropriate to include in this Agreement a provision for liquidated damages. The parties acknowledge and agree that the liquidated damages provision set forth in this section represents the parties' good faith effort to qualify such damages and, as such, agree that the form and amount of such liquidated damages are reasonable and will not constitute a penalty. The payment of liquidated damages shall not relieve the Company from its obligations to deliver the Common Stock pursuant to the terms of this Agreement.

         To the extent that the failure of the Company to issue the Common Stock pursuant to this Section 7 is due to the unavailability of authorized but unissued shares of Common Stock, the provisions of this Section 7(g) shall not apply but instead the provisions of Section 7(h) shall apply.

         The Company shall make any payments incurred under this Section 7(g) in immediately available funds within three (3) business days from the date of issuance of the applicable Common Stock. Nothing herein shall limit a Purchaser's right to pursue actual damages or cancel the conversion for the Company's failure to issue and deliver Common Stock to the Purchaser within tenth (10) business days after the Conversion Date.

                  h. The Company shall at all times reserve and have available all Common Stock necessary to meet conversion of the Shares by all Purchasers of the entire amount of Shares then outstanding. If, at any time Purchaser submits a Notice of Conversion and the Company does not have sufficient authorized but unissued shares of Common Stock available to effect, in full, a conversion of the Shares (a "Conversion Default", the date of such default being referred to herein as the "Conversion Default Date"), the Company shall issue to the Purchaser all of the shares of Common Stock which are available, and the Notice of Conversion as to any Shares requested to be converted but not converted (the "Unconverted Shares"), upon Purchaser's sole option, may be deemed null and void. The Company shall provide notice of such Conversion Default ("Notice of Conversion Default") to all existing Purchasers of outstanding Shares, by facsimile, within one (1) business day of such default (with the original delivered by overnight or two day courier), and the Purchaser shall give notice to the Company by facsimile within five business days of receipt of the original Notice of Conversion Default (with the original delivered by overnight or two day courier) of its election to either nullify or confirm the Notice of Conversion.
         The Company agrees to pay to all Purchasers of outstanding Shares payments for a Conversion Default ("Conversion Default Payments") in the amount of (N/365) x (.24) x the initial issuance price of the outstanding and/or tendered but not converted Shares held by each Purchaser where N = the number of days from the Conversion Default Date to the date (the "Authorization Date") that the Company authorizes a sufficient number of shares of Common Stock to effect conversion of all remaining Shares. The Company shall send notice ("Authorization Notice") to each Purchaser of outstanding Shares that additional shares of Common Stock have been authorized, the Authorization Date and the amount of Purchaser's accrued Conversion Default Payments. The accrued Conversion Default shall be paid in cash or shall be convertible into Common Stock at the Conversion Rate, at the Purchaser's option, payable as follows: (i) in the event Purchaser elects to take such payment in cash, cash payments shall be made to such Purchaser of outstanding Shares by the fifth day of the following calendar month, or (ii) in the event Purchaser elects to take such payment in stock, the Purchaser may convert such payment amount into Common Stock at the conversion rate set forth in section 7(d) at anytime after the 5th day of the calendar month following the month in which the Authorization Notice was received, until the expiration of the mandatory 24 month conversion period.
         The company acknowledges that its failure to maintain a sufficient number of authorized but unissued shares of Common Stock to effect in full a conversion of the Shares will cause the Purchaser to suffer damages in an amount that will be difficult to ascertain. Accordingly, the parties agree that it is appropriate to include in this Agreement a provision for liquidated damages. The parties acknowledge and agree that the liquidated damages provision set forth in this section represents the parties' good faith effort to quantify such damages and, as such, agree that the form and amount of such liquidated damages are reasonable and will not constitute a penalty. The payment of liquidated damages shall not relieve the Company from its obligations to deliver the Common Stock pursuant to the terms of this Agreement.

         Nothing herein shall limit the Purchaser's right to pursue actual damages or cancel the Notice of Conversion for the Company's failure to maintain a sufficient number of authorized shares of Common Stock.

8.       Closing Date and Escrow Agent.

         The date of the issuance of the Shares in the name of the Purchaser (the "Closing Date") shall be the date funds are wired to the Company. Closing shall be effected through delivery of funds and certificates to the Escrow Agent. Purchaser shall forthwith deliver the necessary funds as indicated in Paragraph 1 to the Escrow Agent. Share Certificates will be delivered at the instructions of the Issuer to the Escrow Agent: Joseph B. LaRocco, Esquire, 1055 Washington Boulevard, Stamford, Connecticut 06901. Purchaser herein instructs the Escrow Agent, and gives the Escrow Agent its good and sufficient authority to release the Subscription Proceeds, less placement fees to which the Issuer has agreed in writing, in connection with the purchase of the Shares, upon receipt by the Escrow Agent of said Shares subscribed for, subject to the terms and conditions of any Escrow Agreement in effect between the Issuer and the Escrow Agent. Purchaser and Issuer agree that the Escrow Agent, in his capacity as Escrow Agent, has no liability as a result of any fraudulent or unlawful conduct of any party other than the Escrow Agent and agree to hold the Escrow Agent harmless in such event. The Escrow Agent shall not be liable for any action taken or omitted by him in good faith and in no event shall the Escrow Agent be liable or responsible except for the Escrow Agent's own gross negligence or willful misconduct. The Escrow Agent has made no representations or warranties in connection with this transaction and has not been involved in the negotiation of the terms of this Agreement or any matters relative thereto. Seller and

Purchaser each agree to indemnify and hold harmless the Escrow Agent from and with respect to any suits, claims, actions or liabilities arising in any way out of this transaction including the obligation to defend any legal action brought which in any way arises out of or is related to this Agreement. The Escrow Agent is not rendering securities advice to anyone with respect to this proposed transaction; nor is the Escrow Agent opining on the compliance of the proposed transaction under applicable securities law. In the event the Share Certificates are not received by the Escrow Agent from the Issuer within Five
(5) Business Days of the date of receipt of the Escrowed Funds, the Escrow Agent shall return the Escrowed funds without interest to the Purchaser by wire transfer pursuant to written instructions.

9.       Conditions to the Company's Obligation to Sell.

         Issuer reserves the right to reject this Agreement prior to signing by Issuer. Purchaser understands that Issuer's obligation to sell the Shares subscribed for hereunder is conditioned upon:

         a. The receipt and acceptance by Issuer of this Agreement for all the Shares as evidenced by execution of this subscription agreement by the Chief Executive Officer or Chief Financial Officer of the Issuer. The acceptance of funds by the Issuer's counsel shall be deemed to be constructive acceptance of this Agreement. Purchaser understands this Agreement is irrevocable; and

         b. Delivery into the Escrow Agent by Purchaser of good U.S. funds as payment in full for the purchase of the Shares and all fees.

10.      Conditions to Purchaser's Obligation to Purchase.

         Issuer understands that Purchaser's obligation to purchase the Shares subscribed for hereunder is conditioned upon the following:

         a.   execution and delivery of this Agreement;
         b. delivery to the Escrow Attorney of an opinion letter signed by counsel for the Company in the form attached hereto as Exhibit C; and
         c.   delivery of Shares.

11.      Governing Law.

         This agreement shall be governed by and construed under the laws of the State of Florida without regard to its choice of law principles.

12.      Change in Regulation S.

         (a) During the twenty-four month period following issuance of the Shares, if there is any change in Regulation S that would restrict the conversion of the Shares free of legend into Common Stock according to the terms and conditions set forth in this Agreement, or impose a restrictive period, longer than ninety (90) days, before which such Common Stock may be used by the holders without registration, then in such event Purchaser may notify the Company in writing that Purchaser demands that the Company file a registration statement under the 1933 Act covering the registration of all the Purchaser's Common Stock issuable upon conversion ("Registrable Securities"). Upon receipt of such notice, the Company shall, effect as soon as practicable, and in any event within 120 days of the receipt of such request, the registration under the 1933 Act of all Registrable Securities which the Purchaser requests, (a "Demand Registration"). All such action required by Company to complete the registration shall be done as soon as possible at Company's sole cost and expense, except for Blue Sky fees and costs and Purchaser's attorney fees and costs.

         (b) If the Purchaser initiating the registration request hereunder ("Initiating Purchaser") intends to distribute the Registrable Securities covered by their request by means of an underwriting, it shall so advise the Company as a part of its request made pursuant to this Section 12 and the Company shall include such information in the written notice referred to in
Section 12(a). In such event, the right of any Purchaser to include his Registrable Securities in such registration shall be conditioned upon such Purchaser's participation in such underwriting and the inclusion of such Purchaser's Registrable Securities in the underwriting. All Purchasers proposing to distribute their securities through such underwriting shall, together with the Company enter into an underwriting agreement in customary form with the underwriter or underwriters selected for such underwriting by a majority in interest of the Initiating Purchasers, and reasonably acceptable to the Company; provided that no Purchaser shall be required to make any representations other than with respect to its ownership of Registered Securities and its intended method of distribution. All underwritten fees, costs and discounts shall be at the sole cost of Purchaser(s)

         (c) The Company is not obligated to effect a demand registration under this Section 12 if in the written opinion of counsel to the Company reasonably acceptable to the person or persons from whom written request for registration has been received (and satisfactory to the Company's transfer agent to permit the transfer) that registration under the 1933 Act is not required for the immediate public transfer of the Registrable Securities free of legend pursuant to Rule 144 or other applicable provisions.

         (d) If the Company is not able to effect the Demand Registration within 120 days of the Company's receipt of written notice to file a Demand Registration, then the Company shall pay to each Purchaser of outstanding Shares liquidated damages equal to two percent (2%) in cash, of the dollar value of the Shares still owned for each 30 day beyond 120 days of the receipt of a request for a Demand Registration until such registration is complete. The Company shall make payment within 5 business days following each thirty day period, and if not so paid, interest at the rate of 10% per annum shall accrue on the late payment. The two percent (2%) in liquidated damages per said 30 day period will cease accruing on the one year anniversary of the issuance of the Shares, but shall still be payable by the Company at the end of each thirty day period.
         The Company acknowledges that its failure to register the Common Stock within 120 days of the receipt of a request for a Demand Registration will cause the Purchaser to suffer damages in an amount that will be difficult to ascertain. Accordingly, the parties agree that it is appropriate to include in this Agreement a provision for liquidated damages. The parties acknowledge and agree that the liquidated damages provision set forth in this section represents the parties' good faith effort to qualify such damages and, as such, agree that the form and amount of such liquidated damages are reasonable and will not constitute a penalty. The payment of liquidated damages shall not relieve the Company from its obligations to deliver the Common Stock pursuant to the terms of this Agreement.

 13. Entire Agreement. This Agreement constitutes the entire agreement among the parties hereof with respect to the subject matter hereof and supersedes any and all prior or contemporaneous representations, warranties, agreements and understandings in connection therewith. This Offshore Securities Subscription Agreement may be amended only in writing executed by all parties hereto.

14. Independent Counsel. The undersigned acknowledge that they have been advised to consult with their own attorneys and financial advisors regarding this Agreement.

15.      Submission to Jurisdiction.

         (a) Forum Selection and Consent to Jurisdiction. Any litigation based thereon, or arising out of, under, or in connection with, this Agreement or any course of conduct, course of dealing, statements (whether oral or written) or actions of the Company or Holder shall be brought and maintained exclusively in the courts of the state of Florida. The Company hereby expressly and irrevocably submits to the jurisdiction of the state and federal Courts of the state of Florida for the purpose of any such litigation as set forth above and irrevocably agrees to be bound by any final judgment rendered thereby in connection with such litigation. The Company further irrevocably consents to the service of process by registered mail, postage prepaid, or by personal service within or without the State of Florida. The Company hereby expressly and irrevocably waives, to the fullest extent permitted by law, any objection which it may have or hereafter may have to the laying of venue of any such litigation brought in any such court referred to above and any claim that any such litigation has been brought in any inconvenient forum. To the extent that the Company has or hereafter may acquire any immunity from jurisdiction of any court or from any legal process (whether through service or notice, attachment prior to judgment, attachment in aid of execution or otherwise) with respect to itself or its property. The Company hereby irrevocably waives such immunity in respect of its obligations under this agreement and the other loan documents.

         (b) Waiver of Jury Trial. The Purchaser and the Company hereby knowingly, voluntarily and intentionally waive any rights they may have to a trial by jury in respect of any litigation based hereon, or arising out of, under, or in connection with, this agreement, or any course of conduct, course of dealing, statements (whether oral or written) or actions of the Holder or the Company. The Company acknowledges and agrees that it has received full and sufficient consideration for this provision and that this provision is a material inducement for the Purchaser entering into this agreement.

         (c) Submission To Jurisdiction. Any legal action or proceeding in connection with this Agreement or the performance hereof may be brought in the state and federal courts located in Florida, and the parties hereby irrevocably submit to the non-exclusive jurisdiction of such courts for the purpose of any such action or proceeding.

16. Miscellaneous.

         (a) All pronouns and any variations thereof used herein shall be deemed to refer to the masculine, feminine, impersonal, singular or plural, as the identity of the person or persons may require.

         (b) Neither this Subscription Agreement nor any provision hereof shall be waived, modified, changed, discharged, terminated, revoked or canceled, except by an instrument in writing signed by the party effecting the same against whom any change, discharge or termination is sought.

         (c) Notices required or permitted to be given hereunder shall be in writing and shall be deemed to be sufficiently given when personally delivered or sent by registered mail, return receipt requested, addressed: (i) if to the Company, at its principal executive offices or (ii) if to the undersigned, at the address for correspondence set forth in the Questionnaire, or at such other address as may have been specified by written notice given in accordance with this paragraph 16(c).

         (d) This Subscription Agreement shall be enforced, governed and construed in all respects in accordance with the laws of the State of Florida, as such laws are applied by Florida courts to agreements entered into, and to be performed in, Florida by and between residents of Florida, and shall be binding upon the undersigned, the undersigned's heirs, estate, legal representatives, successors and assigns and shall inure to the benefit of the Company, its successors and assigns. If any provision of this Subscription Agreement is invalid or unenforceable under any applicable statue or rule of law, then such provisions shall be deemed inoperative to the extent that it may conflict therewith and shall be deemed modified to conform with such statute or rule of law. Any provision hereof that may prove invalid or unenforceable under any law shall not affect the validity or enforceability of any other provision hereof.

         (e) This Subscription Agreement, together with the Exhibits referred to herein and made a part hereof, constitute the entire agreement between the parties hereto with respect to the subject matter hereof and may be amended only by a writing executed by both parties hereto.

         (f) This Agreement may be executed in counterparts, and the facsimile transmission of an executed counterpart to this Agreement shall be effective as an original.

17.      Full Name and Address of Purchaser for Registration Purposes:

NAME:___________________________________________________________

ADDRESS:________________________________________________________

________________________________________________________________

________________________________________________________________

TELE.NO.___________________                      FAX NO.____________________

CONTACT NAME:_____________________________________________

18.  Delivery Instructions: (If different from Registration Name):

NAME:___________________________________________________________

ADDRESS:________________________________________________________

________________________________________________________________

TELE. NO._____________________           FAX NO.____________________

CONTACT NAME:_______________________________________________________

SPECIAL INSTRUCTIONS:________________________________________________

________________________________________________________________

19.      Issuer's Acceptance Based Upon Purchaser Representations.

         Issuer is accepting this subscription based upon and in reliance upon the representations and warranties of Purchaser contained herein, including without limitation, those contained in section 2 and this Agreement would not be accepted by Issuer in the absence of such representations and warranties.


IN WITNESS WHEREOF, this Offshore Securities Subscription Agreement was duly executed as of the _______ day of _____________________, 1998.

Company Name:____________________________________________________________
                                            Purchaser



                 By:____________________________________________
                                       Official Signatory of Purchaser
Name (Printed):_________________________________________________________

Title:_____________________________________________________________

Country of Execution:____________________________________________________






Accepted this ___ day of the month of _________________________, 1998.


                        IMAGING DIAGNOSTICS SYSTEMS, INC




                              By:______________________________________________
                                  Linda Grable, its President duly authorized

                                    EXHIBIT A

                              NOTICE OF CONVERSION


                (To be Executed by the Registered Holder in order to Convert the Preferred Shares.)


         The undersigned hereby irrevocably elects, as of ______________, 199_ to convert ________ 1998 Series F Preferred Shares into shares of Common Stock of ______________________ (the "Company") according to the conditions set forth in the Subscription Agreement dated _____________, 199_. A. The undersigned represents that it is not a U.S. Person as defined in Regulation S promulgated under the Securities Act of 1933, as amended, and is not converting the Shares on behalf of any U.S. Person.


Date of Conversion*_________________________________________

Applicable Conversion Price_________________________________

Number of shares of Common Stock____________________________

Signature___________________________________________________
                           [Name]

Address for delivery of the Common Stock __________________________

________________________________________________________________

________________________________________________________________

Phone______________________   Fax______________________________



Please call me at ________________ if you need to confirm this facsimile Notice of Conversion.

                                    EXHIBIT B

                         PURCHASER REPRESENTATION LETTER

Dear Sirs:

         The undersigned__________________, has purchased on _______________,
1998, ______________ Series F Convertible Preferred Shares (the "Shares") of IMAGING DIAGNOSTICS SYSTEMS, INC (the "Company"). In connection with such purchase, the undersigned, has executed and delivered a subscription agreement ("Subscription Agreement") of your design. As the transaction restriction period has expired, the undersigned hereby requests that the Shares be transferred into "Street Name" of __________________________.

         The undersigned represents and warrants as follows:

(1) The offer to purchase the Shares was made to it outside of the United States and the undersigned was, at the time the Subscription Agreement was executed and delivered, and is now, outside the United States;

(2) It is not a U.S. Person (as such term is defined in Section 902(a) of Regulation S promulgated under the United States Securities Act of 1933 (the "Securities Act"); and it has purchased the Shares for its own account and not for the account or benefit of any U.S. person;

(3) All offers and sales by the undersigned of the Shares shall be made pursuant to an effective registration statement under the Securities Act or pursuant to and exemption from, or in a transaction not subject to the registration requirements of, the Securities Act;

(4) It is familiar with and understands the terms, conditions and requirements contained in Regulation S and definitions of U.S. persons contained in Regulation S;

(5) The undersigned has not engaged in any "directed selling efforts" (as such term is defined in Regulation S) with respect to the Shares or the Common Stock that is issuable upon conversion; and

(6) The undersigned purchased its Shares with investment intent and at the time of the purchase of said Shares had no interest to sell, dispose of or otherwise transfer the Shares. The purpose for this request is to facilitate the management of the undersigned's investment accounts.

(7) The undersigned has not entered into any short sales with respect to the Common Stock of the Company during the period that it owned the Shares;

(8) Limits on Amount of Conversion and Ownership. Other than the Mandatory Conversion provisions contained in the Subscription Agreement which are not limited by the following, in no other event shall the Purchaser be entitled to convert that amount of Shares in excess of that amount upon conversion of which the sum of (1) the number of shares of Common Stock beneficially owned by the Purchaser and its affiliates (other than shares of Common Stock which may be deemed beneficially owned through the ownership of the unconverted portion of the Shares), and (2) the number of shares of Common Stock issuable upon the conversion of the Shares with respect to which the determination of this proviso is being made, would result in beneficial ownership by the Purchaser and its affiliates of more than 4.9% of the outstanding shares of Common Stock of the Company. For purposes of this provision to the immediately preceding sentence, beneficial ownership shall be determined in accordance with Section 13 (d) of the Securities Exchange Act of 1934, as amended, and Regulation 13 D-G thereunder, except as otherwise provided in clause (1) of such provision.

(9) Purchaser acknowledges that the Company's Common Stock is traded on a "designated offshore securities market" as defined in Regulation S. Purchaser shall request any selling broker in accordance with reasonable business practices to effect transactions in the Common Stock if feasible in the "designated offshore securities market".


Dated this ___ day of the month of ___________________, 199  .

By:

-----------------------------                          ------------------------
Official Signature of Purchaser                                 Title

                                    EXHIBIT C

                       Form of Pre-Closing Opinion Letter

                                                           _______________, 1998

Purchasers of (Company) (Describe Securities)

Re:      (Company)

Ladies and Gentlemen:

We have acted as counsel to (Company), a corporation incorporated under the laws of the State of _____________ (the "Company"), in connection with the proposed issuance and sale of ______________ (the "Securities") pursuant to the related Offshore Securities Subscription Agreement (including all Exhibits and Appendices thereto) (collectively the "Agreements") with ________________ ("Distributor"), dated _________________ between the Company and the Distributor.

In connection with rendering the opinions set forth herein, we have examined drafts of the Agreement, the Company's Certificate of Incorporation, and its Bylaws, as amended to date (other documents - describe), the proceedings of the Company's Board of Directors taken in connection with entering into the Agreements, and such other documents, agreements and records as we deemed necessary to render the opinions set forth below.

In conducting our examination, we have assumed the following: (i) that each of the Agreements has been executed by each of the parties thereto in the same form as the forms which we have examined, (ii) the genuineness of all signatures, the legal capacity of natural persons, the authenticity and accuracy of all documents submitted to us as copies, (iii) that each of the Agreements has been duly and validly authorized, executed, and delivered by the party or parties thereto other than the Company, and (iv) that each of the Agreements constitutes the valid and binding agreement of the party or parties thereto other than the Company, enforceable against such party or parties in accordance with the Agreements' terms.

Based upon and subject to the foregoing, we are of the opinion that:

1. The Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of _____________, is duly qualified to do business as a foreign corporation and is in good standing in all jurisdictions where the Company owns or leases properties, maintains employees or conducts business, except for jurisdictions in which the failure to so qualify would not have a material adverse effect on the Company, and has all requisite corporate power and authority to own its properties and conduct its business;

2. The authorized capital stock of the Company consists of ___________ shares of Common Stock, ___________ par value per share ("Common Stock") and __________ shares of Preferred Stock, par value $__________ per share; (describe classes if applicable)

3. The Common Stock is registered pursuant to Section 12(b) or Section 12(g) of the Securities Exchange Act of 1934, as amended and the Company has timely filed all the material required to be filed pursuant to Sections 13(a) or 15(d) of such Act for a period of at least twelve months preceding the date hereof;

4. When duly countersigned by the Company's transfer agent and registrar, and delivered to you or upon your order against payment of the agreed consideration therefor in accordance with the provisions of the Agreements, the Securities (and any Common Stock to be issued upon the conversion of the Securities) as described in the Agreements represented thereby will be duly authorized and validly issued, fully paid and nonassessable;

5. The company has the requisite corporate power and authority to enter into the Agreements and to sell and deliver the Securities and the Common Stock to be issued upon the conversion of the Securities as described in the Agreements; each of the Agreements has been duly and validly authorized by all necessary corporate action by the Company to our knowledge, no approval of any governmental or other body is required for the execution and delivery of each of the Agreements by the Company or the consummation of the transactions contemplated thereby; each of the

Agreements has been duly and validly executed and delivered by and on behalf of the Company, and is a valid and binding agreement of the Company, enforceable in accordance with its terms, except as enforceability may be limited by general equitable principles, bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium or other laws affecting creditors rights generally, and except as to compliance with federal, state, and foreign securities laws, as to which no opinion is expressed;

6. To the best of our knowledge, the execution, delivery and performance of the Agreements by the company and the performance of its obligations thereunder do not and will not constitute a breach or violation of any of the terms and provisions of, or constitute a default under or conflict with or violate any provisions of (i) the Company's Certificate of Incorporation or By-Laws, (ii) any indenture, mortgage, deed of trust, agreement or other instrument to which the Company is a party or by which it or any of its property is bound, (iii) any applicable statue or regulation or as other, (iv) or any judgment, decree or order of any court of governmental body having jurisdiction over the Company or any of its property.

7. The issuance of Common Stock upon conversion of the Series ____ Preferred Stock in accordance with the terms and conditions of the Certificate of Designation and the Agreements, will not violate the applicable listing agreement between the Company and any securities exchange or market on which the Company's securities are listed.

8. To our knowledge, after due inquiry, there is no pending or threatened litigation investigation or other proceedings against the Company (except as described in Exhibit A hereto).

This opinion is rendered only with regard to the matters set out in the numbered paragraphs above. No other opinions are intended nor should they be inferred. This opinion is based solely upon the laws of the State of ___________, as currently in effect, and the (General) Corporation Law of the State of ___________ and does not include an interpretation or statement concerning the laws of any other state or jurisdiction. Insofar as the enforceability of the Agreements may be governed by the laws of other states, we have assumed that such laws are identical in all respects to the laws of the State of
_____________.

The opinions expressed herein are given to you solely for your use in connection with the transaction contemplated by the Agreements and may not be relied upon by any other person or entity or for any other purpose without our prior consent.

                                                              Very truly yours,




                                                  By:__________________________